UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2026

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

111 Town Square Place, Suite #1203
Jersey City, NJ 07310

(Address of Principal Executive Offices) (Zip code)

+1-347- 2590292

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 29, 2026 (the “Effective Date”), pursuant to a Certificate of Change Pursuant to Section 78.209 of the Nevada Revised Statutes (“NRS”) GD Culture Group Limited, a Nevada corporation (the “Company”) filed with the Secretary of State of Nevada on June 18, 2026, at which time a 1-for-250 reverse stock split of the Company’s authorized shares of common stock, par value $0.0001 per share (the “Common Stock”) and shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), accompanied by a corresponding decrease in the Company’s issued and outstanding shares of Common Stock and Preferred Stock (the “Reverse Stock Split”), was effected.

Pursuant to Section 78.207 of the NRS, and pursuant to the Articles of Incorporation of the Company, on June 16, 2026 by unanimous written consent, the board of directors of the Company (the “Board”) authorized the Reverse Stock Split. Pursuant to Section 78.209 of the NRS, the Board may take action to effect the Reverse Stock Split by filing a Certificate of Change with the Secretary of State of Nevada. As previously disclosed, on December 31, 2025 the Company held its 2025 annual meeting of stockholders, during which the stockholders of the Company approved a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of such stockholders’ approval.

The Reverse Stock Split became effective for trading purposes at the market opening on June 29, 2026, at which time the Company’s Common Stock began trading on the Nasdaq Capital Market on a split-adjusted basis under the symbol “GDC.” The new CUSIP number for the Company’s Common Stock post-Reverse Stock Split is 19200A303.

The Company has rounded up to the next full share of the Company’s Common Stock any fractional shares resulting from the Reverse Stock Split. Accordingly, this adjustment reduced the total number of issued and outstanding shares of the Company’s Common Stock from approximately 1.04 billion to approximately 4.16 million, plus any shares to be issued in exchange for fractional interests.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 25, 2026, the Company issued a press release with respect to the transactions described above. The text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

The information contained in this Report on Form 8-K of the Company are hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-292934).

Forward-Looking Statements

All statements included in this Current Report on Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to factors, risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement, including (but not limited to): the risk that the board may reject the proposal; the risk that any special committee, if formed, may determine not to pursue the proposal; the risk that the consortium may amend, modify, revise or withdraw the proposal; the risk that no definitive agreement will be executed; the risk that financing may not be obtained; the risk that required regulatory, shareholder or other approvals may not be obtained; changes in market conditions; changes in the Company’s capitalization; and other risks described in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date hereof. Additional discussions of factors affecting the Company’s business and prospects are reflected under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2025, and other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events, or for any other reason.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description
3.1	Certificate of Change filed with the Secretary of State of Nevada
99.1	Press Release - GD Culture Group Limited Announces 1-for-250 Reverse Stock Split Effective June 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GD Culture Group Limited

Date: June 29, 2026	By:	/s/ Xiao Jian Wang
	Name:	Xiao Jian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board of Directors

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